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                                                                    EXHIBIT 10.4


                 AMENDMENT NO. 3 AND WAIVER TO CREDIT AGREEMENT

             This Amendment No. 3 and Waiver to Credit Agreement (this "Amendment and Waiver") is made this 3rd day of March, 2000 by and among:

             VEECO INSTRUMENTS INC., a corporation organized under the laws of the State of Delaware (the "Borrower"); and

             FLEET BANK, N.A., a national banking association organized under the laws of the United States ("Fleet") and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase", collectively with Fleet, the "Banks").

                                    RECITALS:

             (A) The Borrower and the Banks are parties to a Credit Agreement dated as of July 31, 1996, as amended by Amendment No. 1 to Credit Agreement, dated June 25, 1997 and Amendment No. 2 to Credit Agreement, dated as of January 31, 1999 (the Credit Agreement as so amended being hereinafter referred to as the "Credit Agreement");

             (B) The Borrower has requested, subject to the terms and conditions of this Amendment and Waiver, to waive and amend certain provisions of the Credit Agreement and the Banks are willing to waive and amend such provisions of the Credit Agreement as set forth herein; and

             (C) Any capitalized items not defined herein shall have the meanings ascribed thereto in the Credit Agreement,

             NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE 1. AMENDMENTS TO CREDIT AGREEMENT.

         This Amendment and Waiver shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitute therefore. All of the terms and provisions of this Amendment and Waiver are hereby incorporated by reference into the Credit Agreement as if such terms and provisions were set forth in full herein.

         SECTION 1.1. The definition of "Domestic Subsidiary" in Section 1.1 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:


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             "Domestic Subsidiary" means any Subsidiary of the Borrower or of any Domestic Subsidiary of the Borrower now or hereafter incorporated or formed under the laws of any state of the United States."

         SECTION 1.2. The definition of the term "Material Domestic Subsidiary" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

             "Material Domestic Subsidiary" means a Domestic Subsidiary if (i) such Domestic Subsidiary's net revenue constitutes 5% or more of Consolidated Net Revenue OR (ii) such Domestic Subsidiary's assets constitute 5% or more of Consolidated Total Assets. Notwithstanding the foregoing, in the event that (a) the aggregate net revenue of all Non-Guarantor Subsidiaries constitutes 5% or more of Consolidated Net Revenue or (b) the aggregate assets of all Non-Guarantor Subsidiaries constitutes 5% or more of Consolidated Total Assets, then, at such time one or more Non-Guarantor Subsidiaries, as selected by the Borrower, shall be deemed Material Domestic Subsidiaries so that the Non-Guarantor Subsidiaries shall no longer, in the aggregate, account for 5% or more of the Consolidated Net Revenue or 5% or more of the Consolidated Total Assets. The net revenue and asset tests applied under this definition shall be based on the Borrower's quarterly or annual financial statements as filed with the Securities Exchange Commission (or the Borrower's internal financial records prepared in connection with such financial statements) and shall be measured at the time of filing of such financial statements.

         SECTION 1.3. The definition of the term "Permitted Acquisition" contained in Section 1.1 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

             "Permitted Acquisition" means any Acquisition after January 31, 1999 by the Borrower or any of its Subsidiaries of any Person or of any division or line of business of any Person or any assets of any Person (whether a Person, or division or line of business, an "Eligible Business"), whether by merger, consolidation, purchase of stock, purchase of assets or otherwise of such Eligible Business provided that the Permitted Acquisition Purchase Price of a Permitted Acquisition or aggregate Permitted Acquisition Purchase Price of all such Permitted Acquisitions during the term of this Agreement does not exceed $100,000,000 provided, however, that (i) such Eligible Business is engaged generally in the same line of business as the Borrower and its Subsidiaries; (ii) the Permitted Acquisition Purchase Price excluding the value of capital stock issued by the Borrower or any of its Subsidiaries of all such Permitted Acquisitions does not exceed $40,000,000 and (iii) no Default or Event of Default shall exist immediately before or after giving effect to such Permitted Acquisition or result from the consummation thereof, and (iv) each of the following conditions shall have been satisfied:

                  (a) such Acquisition shall not be a "hostile" acquisition or other "hostile" transaction (I.E., such transaction shall have been approved by the Board of Directors or other appropriate governing body of the Eligible Business);

                  (b) such Eligible Business, if it is a Person, shall be
             incorporated in or organized under the laws of one of the States of the United States or, if such acquisition is of assets, the majority of such assets shall be located in the United States;


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                  (c) if such Acquisition is a stock acquisition, such
             Acquisition shall be of greater than 50% of the issued and outstanding capital stock of such Eligible Business, whether by purchase or as a result of merger or consolidation (provided that the Borrower shall be the surviving corporation in any such merger or consolidation in which it is directly involved), and in any event shall consist of shares of capital stock with sufficient voting rights to entitle the Borrower to elect a majority of the directors of such Eligible Business and to control the outcome of any shareholder votes with respect to the shareholders of such Eligible Business;

                  (d) within 10 Banking Days following the Closing of such
             Acquisition, any new Subsidiary created in connection therewith or acquired thereby which is a Material Domestic Subsidiary shall become a Guarantor;

                  (e) if such Acquisition is an asset acquisition, any assets acquired shall be free of Liens, other than Permitted Liens, and, if such Acquisition is a stock acquisition, the assets of acquired company shall be free of Liens, other than Permitted Liens;

                  (f) not less than (i) five Banking Days prior to the closing of such Acquisition if the purchase price thereof is greater than or equal to $15,000,000 or (ii) fifteen Banking Days following the closing of such Acquisition if the purchase price thereof is less than $15,000,000, the Banks shall have been provided PRO FORMA closing date financial statements which shall include consolidated balance sheets and income statements; which demonstrate that on a PRO FORMA basis after consummation of the Acquisition, the Borrower and its Subsidiaries shall be in compliance with the financial covenants contained in Article 9 hereof (such statements to include the Borrower's calculations demonstrating such covenant compliance); and

                  (g) within 30 days of the Closing of such Acquisition, the
             Banks shall have been provided such other documents, instruments or financial reports, as the Banks shall have reasonably requested.

         SECTION 1.4. Section 1.1 is hereby further amended by inserting the following definitions therein in their appropriate alphabetical order:

             "Non-Guarantor Subsidiary" means any Domestic Subsidiary, which at the time of determination, is not a Material Domestic Subsidiary.

         SECTION 1.5. Section 6.1 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

             "SECTION 6.1 FORMATION, GOOD STANDING AND DUE QUALIFICATIONS; COMPLIANCE WITH LAW. Each of the Borrower and its Subsidiaries is duly formed, validly existing and in good standing under the laws of its respective jurisdiction of incorporation or formation, has the corporate or other power and authority to own its assets and to transact the business in which it is now engaged or presently proposes to be engaged, and is duly qualified and in good standing under the laws of each other jurisdiction in which such qualification is required except where the failure to so qualify and/or be in good standing would not


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             individually or in the aggregate, have a material adverse effect on the operations, business, property or financial condition of the Borrower and its Subsidiaries taken as a whole or on the ability of the Borrower or any Guarantor, as the case may be, to perform its obligations hereunder or under the Facility Documents. In addition, the Borrower and each of its Subsidiaries is in compliance in all material respects with all laws, treaties, rules or regulations, and determinations or orders of or with respect to all arbitrators, courts or other governmental authorities applicable to it."

         SECTION 1.6 Subsection "(b)" of Section 6.2 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

             "(b) contravene the articles of organization and limited liability company agreement or certificate of incorporation and by-laws (or comparable organizational documents) of the Borrower or any of the Guarantors;"

         SECTION 1.7. Section 6.16 of the Credit Agreement is hereby deleted and the following is substituted in its place:

             SECTION 6.16. PARTNERSHIPS. Neither the Borrower nor any Material Domestic Subsidiary is a general partner in any partnership.

         SECTION 1.8. Section 6.19 of the Credit Agreement is hereby deleted and the following is substituted in its place:

             SECTION 6.19. PLEDGE AGREEMENT. Each Pledge Agreement, if any, shall constitute a valid and continuing lien on and security interest in the collateral referred to in such Pledge Agreement in favor of the Collateral Agent, as agent for the Banks, which shall be prior to all other Liens, claims and rights of all other Persons.

         SECTION 1.9. Section 7.10 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

             SECTION 7.10. SUBSIDIARIES. Within 10 Banking Days of their becoming Material Domestic Subsidiaries, cause all Material Domestic Subsidiaries to become Guarantors hereunder and to deliver to the Banks Guarantees and, if the Aggregate Outstandings plus the aggregate principal balance of all Term Loans shall have at any time equaled or exceeded $15,000,000, deliver a Pledge Agreement relating to the capital stock of each Domestic Subsidiary that is or that becomes a Material Domestic Subsidiary to the Collateral Agent, together with the Certificates evidencing the capital stock of each such Material Domestic Subsidiary.

         SECTION 1.10. Section 8.1 of the Credit Agreement is hereby amended by
(i) deleting clause (d) thereof and substituting in its place the following:

             "(d) (i) Indebtedness of the Borrower to any Guarantor or of any Guarantor to the Borrower or another Guarantor;"


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             (ii) Indebtedness of the Borrower to any Non-Guarantor Subsidiary
             or of any Non-Guarantor Subsidiary to the Borrower or any Subsidiary in an amount not in excess of $5,0000,000, in the aggregate, at any time;

             (iii) Indebtedness described on the attached Schedule 8.1(d)(iii);"

         SECTION 1.11 Section 8.2 of the Credit Agreement is hereby amended by
(i) deleting the "and" at the end of subparagraph (j) thereof, (ii) deleting the period at the end of subparagraph (k) thereof and substituting "; and" therefor and (iii) adding at the end of such section the following new subparagraph (l):

             "(l) Liens securing Indebtedness, to the extent permitted pursuant to Section 8.1(i) and other than Liens that are permitted pursuant to subparagraphs (a) through (k) of this Section 8.2, provided that
             (x) the Liens attach solely to the assets of the Borrower or the Subsidiary which is the obligor with respect to such Indebtedness;
             (y) such Liens do not secure any Indebtedness other than the such Indebtedness permitted pursuant to Section 8.1(i) and (z) such Liens do not secure greater than $10,000,000, in the aggregate, of the assets of the Borrower or such Subsidiary which is the obligor; provided further that such Liens are terminated or released with six months of the Closing Date of such Permitted Acquisition."

         SECTION 1.12. Section 8.3 of the Credit Agreement is hereby amended by adding to clause (ii) thereof the phrase "or debt investment" following the words "is an equity investment."

         SECTION 1.13. Section 8.4 of the Credit Agreement is hereby amended by deleting clauses (c) and (d) thereof and substituting therefor the following:

             "(c) sales or other dispositions of assets of the Industrial Measurement Division of the Borrower or of any Subsidiary of the Borrower or equity interests in any Subsidiary of the Borrower which at such time conducts the Industrial Measurement operations of the Borrower and otherwise does not conduct any material operations; or (d) transfers of the assets of the Industrial Measurement Division, the Metrology Division, the Process Equipment Division or any other division of the Borrower or of any Subsidiary to a wholly-owned Subsidiary of the Borrower or of any other wholly-owned Subsidiary of the Borrower provided that such Subsidiary is a Domestic Subsidiary and provided further that such Subsidiary shall become a Guarantor hereunder if required pursuant to Section 7.10 hereof."

         SECTION 1.14. Section 8.6 of the Credit Agreement is hereby amended by adding the phrase "or Section 8.4" after the phrase "Section 8.7" in such Section.

         SECTION 1.16. Section 8.7 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting therefor the following:


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             "SECTION 8.7. ACQUISITIONS. Make an Acquisition or permit any
             Subsidiary to make an Acquisition, except (i) the Borrower or any Subsidiary of the Borrower may make Permitted Acquisitions and (ii) as permitted under Section 8.4 hereof."

         SECTION 1.17. Section 8.9 of the Credit Agreement is hereby amended by adding at the end of such section the phrase "other than to conform to Borrower's fiscal year" just before the period at the end of such Section.

         SECTION 1.18. Section 8.12 of the Credit Agreement is hereby deleted and the following is substituted in its place:

             SECTION 8.12. CHANGE OF LOCATION. Transfer, or if Pledge Agreements are required under Section 7.10 permit any Subsidiary to transfer, its executive office or change its name, except in each case upon 30 days' prior written notice to the Banks.

         SECTION 1.19. Article 11 of the Credit Agreement is hereby deleted and the following is substituted in its place:

             ARTICLE 11.  INTENTIONALLY DELETED.

         SECTION 1.20. Schedule 8.1(d)(iii) attached to this Amendment and Waiver is hereby included as Schedule 8.1(d)(iii) to the Credit Agreement.

ARTICLE 2. WAIVER.

         SECTION 2.1 Compliance by the Borrower with subsection(a)(vi) of the definition of "Permitted Acquisition" in Section 1.1. of the Credit Agreement requiring delivery of PRO FORMA closing date financial statements (including consolidated balance sheets, income statements and statements of cash flows) not less than seven Banking Days prior to the closing of a proposed Acquisition demonstrating compliance with the covenants contained in Article 9 of the Credit Agreement on a PRO FORMA basis after consummation of the proposed Acquisition is hereby waived with respect to:

             (a) (i) the merger of Ion Tech, Inc. with and into a Subsidiary of the Borrower, on November 4, 1999, and (ii) the acquisition of OptiMag, Inc. on October 15, 1999, provided that on November 15, 1999, the Banks received the following:

                  (i) PRO FORMA financial information which included OptiMag, Inc. and Ion Tech, Inc., demonstrating covenant compliance as of September 30, 1999;

                  (ii) PRO FORMA balance sheet for the Borrower as of September 30, 1999 which included the financial information for Ion Tech, Inc. (as of June 30, 1999) and OptiMag, Inc. (as of October 14, 1999); and

                  (iii) PRO FORMA income statement and cash flow statement for the Borrower for the nine months ended September 30, 1999 which included financial information for Ion Tech, Inc. for the twelve months ended June 30, 1999.


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             (b) (i) the merger of Monarch Labs, Inc. with and into a Subsidiary of the Borrower, on January 31, 2000, and (ii) the acquisition of certain assets of the slider level crown internal product line of Seagate Technology, Inc., on February 11, 2000, provided that, by the close of business on March 17, 2000, the Banks shall have received the information required under paragraph (f) of the definition of "Permitted Acquisition" (as amended hereby) and such other documentation and information regarding such transactions, as they shall reasonably request the Borrower to provide.

          SECTION 2.2. The Banks hereby waive compliance with the provisions of
Section 8.7 of the Credit Agreement with respect to the entering into of (but not the closing under) the Agreement and Plan of Merger dated as of February 29, 2000 among the Borrower, Veeco Acquisition Corp. and CVC, Inc.

         SECTION 2.3. The Banks hereby waive compliance with the provisions of the Credit Agreement prior to the effectiveness of this Amendment and Waiver to the extent any such noncompliance would not constitute noncompliance with the Credit Agreement after giving effect to the amendments and waivers specified herein.

ARTICLE 3.  CONDITIONS TO EFFECTIVENESS.

         SECTION 3.1 The amendments and waivers to the Credit Agreement described herein shall become effective on the date on which this Amendment and Waiver has been signed by all of the parties hereto. If the Banks shall not have received all of the following documents by the close of business on March 17, 2000, this Amendment and Waiver shall cease to be effective:

             (a) each Bank shall have received a Guarantee, substantially in the form of Exhibit C annexed hereto, duly executed by each Material Domestic Subsidiary which has not already become a Guarantor (herein, collectively, the "New Guarantors");

             (b) each bank shall have received the following:

                     i. a certificate of the Secretary of the Borrower
             certifying the names, titles and true signatures of the officers of such entity authorized to sign this Amendment and other documents to be signed by the Borrower hereunder;

                     ii. satisfactory evidence that each New Guarantor is duly
             organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and each other jurisdiction where qualification is necessary;

                     iii. certificate of each the Secretary or other applicable officer of each New Guarantor dated the date hereof, (A) attesting to all corporate or other action, if any, taken by such entity, including resolutions of its Board of Directors authorizing the execution, delivery and performance of the Guaranty, together with certified copies of its articles of organization and limited liability company agreement or certificate of incorporation and by-laws (or comparable organizational documents); (B) such certificate shall state that the resolutions and limited liability company and corporate documents, as applicable, thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate; and (C) certifying the names, titles and true signature of the officers



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             of such entity authorized to sign the Facility Documents and the other documents to be delivered by such entity under this Amendment and Waiver; and

                     iv. an opinion of counsel for the Borrower and the
             Guarantors as to such matters as the Banks deem necessary.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES.

         The Borrower hereby represents and warrants to the Banks that:

         SECTION 4.1. After giving effect to this Amendment and Wavier, each and every one of the representations and warranties set forth in the Credit Agreement is true in all material respects as of the date hereof with respect to the Borrower and, where applicable, the Guarantors with the same effect as though made on the date hereof (unless such representation or warranty is limited by its terms to an earlier date), and is hereby incorporated herein in full by reference as if fully restated herein in its entirety.

         SECTION 4.2. After giving effect to this Amendment and Waiver, no Default or Event of Default, as defined in the Credit Agreement, now exists.

         SECTION 4.3. No representation, warranty or statement by the Borrower or the Guarantors contained herein or in any other document to be furnished by the Borrower or the Guarantors in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

         SECTION 4.4. Each of the Facility Documents, other than the Security Agreements and the Pledge Agreements, continues to be in full force and effect and, with respect to the Guarantees, secure all payment and other obligations of the Borrower under the Credit Agreement.

ARTICLE 5. MISCELLANEOUS.

         This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

[next page is signature page]


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         IN WITNESS WHEREOF, each of the undersigned has executed or caused to be duly executed this Amendment and Waiver as of the date first above written.

                                        VEECO INSTRUMENTS INC.

                                        By:   /s/ Authorized Signatory
                                            ----------------------------------
                                        Name:
                                        Title:

                                        FLEET BANK, N.A.

                                        By:   /s/ Christopher Mendelsohn
                                            ----------------------------------
                                        Name:    Christopher Mendelsohn
                                        Title:   Vice President

                                        THE CHASE MANHATTAN BANK

                                        By:   /s/ Carolyn B. Lattanzi
                                            ----------------------------------
                                        Name:    Carolyn B. Lattanzi
                                        Title:   Vice President



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